                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                        Steven T. Romick

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        Brian A. Selmo

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        Mark Landecker

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17